Summary Prospectus Supplement

January 29, 2013

Morgan Stanley Institutional Fund, Inc.

Supplement dated January 29, 2013 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2012 of:

Global Franchise Portfolio
(the "Portfolio")

Marcus Watson has been added to the team primarily responsible for the day-to-day management of the Portfolio. Accordingly, effective immediately, the Summary Prospectus is revised as follows:

The section of the Summary Prospectus entitled "Portfolio Managers" is hereby deleted and replaced with the following:

The Portfolio is managed by members of the International Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with MSIM Limited	Date Began Managing Portfolio
William D. Lock	Managing Director	June 2009
Bruno Paulson	Managing Director	June 2009
Vladimir A. Demine	Executive Director	June 2009
John S. Goodacre	Executive Director	June 2009
Marcus Watson	Senior Associate	January 2013
Name	Title with MSIM Compny	Date Began Managing Portfolio
Peter J. Wright	Managing Director	June 2009
Christian Derold	Managing Director	June 2009

Please retain this supplement for future reference.

  SU-MSIF-06-SPT1 1/13